EXHIBIT 10.AJ

            FIRST AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-
            --------------------------------------------------------
                         IN-POSSESSION CREDIT AGREEMENT
                         ------------------------------

     FIRST AMENDMENT,  dated as of November 14, 2002 (this "Amendment"),  to the
                                                            ---------
DIP Credit Agreement referred to below among AGWAY, INC., a Delaware corporation, FEED COMMODITIES INTERNATIONAL LLC, a Delaware limited liability company, BRUBAKER AGRONOMIC CONSULTING SERVICE LLC, a Delaware limited liability company, AGWAY GENERAL AGENCY, INC., a New York corporation, COUNTRY BEST ADAMS, LLC, a Delaware limited liability company, COUNTRY BEST-DEBERRY LLC, a Delaware limited liability company, AGWAY ENERGY PRODUCTS LLC, a Delaware limited liability company, AGWAY ENERGY SERVICES-PA, INC. ("AESPA"), a Delaware
                                                         ---------
corporation, and AGWAY ENERGY SERVICES, INC. ("AES"), a Delaware corporation, as
                                               ---
Borrowers (the  "Borrowers"),  THE OTHER CREDIT PARTIES  SIGNATORY  THERETO (the
                 ---------
"Credit  Parties"),  the  lenders  signatory  thereto  from  time to  time  (the
 ---------------
"Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION,  as Agent ("Agent") and as
 -------                                                          -----
a Lender.

                               W I T N E S S E T H
                               -------------------

               WHEREAS, Borrowers, the Credit Parties, the Lenders and Agent are parties to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 4, 2002 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the "DIP Credit Agreement"); and
                   --------------------

               WHEREAS, the Agent and Lenders have agreed to amend the DIP Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1.  Definitions.  Capitalized  terms not otherwise defined herein
                   -----------
shall have the meanings  ascribed to them in the DIP Credit Agreement or Annex A
                                                                         -------
thereto.

               2. Section 3.28(e) of the DIP Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such section in its entirety and inserting in lieu thereof the following new section to read as follows:

               "(e) Notwithstanding the provisions of Section 362 of the Bankruptcy Code, upon the maturity (whether by acceleration or otherwise) of any of the Obligations, Agent and Lenders shall be entitled to immediate payment of such Obligations and subject to Section 8.2(b) of this Agreement, to enforce the remedies provided for hereunder."

               3. Section 8.1(p)(vii) of the DIP Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such section in its entirety and inserting in lieu thereof the following new section to read as follows:

               "(vii) the  allowance of any claim or claims under
               Section 506(c) of the Bankruptcy Code against or with respect to any of the Collateral, provided however, the allowance of any such claim or claims under Section 506(c) of the Bankruptcy Code shall not constitute an Event of Default if such claim is sought (i) after the Lenders cease making advances to the Debtor Borrowers due to the occurrence of an Event of Default, and (ii) for debts or obligations of the Debtor Borrowers incurred after the Petition Date but before the occurrence of the Event of Default and provided further that (w) the Debtor Borrowers actually received the benefit of goods or services (other than professional fees) after the Petition Date,
               (x) the provider of such goods or services has not been paid, (y) such goods or services were provided in good faith and in the ordinary course of the Debtors' business, and (z) the surcharge or attempted surcharge is consistent with applicable law under Section 506(c) of the Bankruptcy Code."

               4. Section 8.2(b) of the DIP Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such section in its entirety and inserting in lieu thereof the following new section to read as follows:

               "(b) If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall): (A) without notice: (i) terminate the Revolving Loan facility with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, and require that the Letter of Credit Obligations be cash collateralized as provided in Annex B, all without
                                             -------
               presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrowers and each other Credit Party; and (B) after Agent has obtained relief from the automatic stay following three (3) Business Days notice to the Debtor Borrowers and counsel approved by the Bankruptcy Court for the Committee and an opportunity for a hearing, exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the Code and pursuant to the Interim Order and the Final Order. Upon the occurrence of an Event of Default and the exercise by Lenders of their rights and remedies under this Agreement and the other Loan Documents, Borrowers shall assist Lenders in effecting a sale or other disposition of the Collateral upon such terms as are designed to maximize the proceeds obtainable from such sale or other disposition."

               5. Section 11.19 of the DIP Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such section in its entirety and inserting in lieu thereof the following new section to read as follows:

                  "11.19 Pre-Petition Loan Agreement. Borrowers hereby agree
                         ---------------------------
                  that (i) this Agreement is separate and distinct from the Pre-Petition Loan Agreement and (ii) the Pre-Petition Loan Agreement is in full force and effect. Borrowers further agree that by entering into this Agreement, Lenders do not waive any Default or Event of Default under the Pre-Petition Loan Agreement. Notwithstanding anything to the contrary herein, Agent and Lenders hereby waive as of September 30, 2002 compliance now and in the future with the financial covenants set forth in Annex G of the Pre-Petition Loan Agreement. For purposes of clarity, the parties hereto agree that Annex G of this Agreement supercedes Annex G to the Pre-Petition Loan Agreement."

               6. Representations and Warranties. To induce Agent and Lenders to
                  ------------------------------
enter into this Amendment, Borrowers hereby represent and warrant that:

                    (a) The execution, delivery and performance by Borrowers of this Amendment (i) are within Borrowers' respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, (iii) is not in contravention of any provision of any Borrower's charter or bylaws or equivalent organizational documents, (iv) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (v) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound; and (vi) does not require the consent or approval of any Governmental Authority or any other Person.

                    (b) This Amendment has been duly executed and delivered by or on behalf of Borrowers.

                    (c) This Amendment constitutes a legal, valid and binding obligation of Borrowers, enforceable against each of them in accordance with its terms.

                    (d) No Default has occurred and is continuing after giving effect to this Amendment.

                    (e) No action, claim or proceeding is now pending or, to the knowledge of Borrowers, threatened against Borrowers, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrowers' right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of their obligations under this Amendment, the DIP Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the DIP Credit Agreement or any other Loan Document or an action taken under this Amendment, the DIP Credit Agreement or any other Loan Document or except for items on Disclosure Schedule (3.13), which if determined
                                --------------------------
adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. Except for items on Disclosure Schedule
                                                            --------------------
(3.13),  to the  knowledge of  Borrowers,  there does not exist a state of facts
------
which is reasonably likely to give rise to such proceedings.

                    (f) The representations and warranties of the Borrowers contained in the DIP Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date (as hereinafter defined) with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

               7. No Other  Amendments/Waivers.  Except  as  expressly  provided
                  ----------------------------
herein, (i) the DIP Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

               8. Outstanding Indebtedness;  Waiver of Claims. Each of Borrowers
                  -------------------------------------------
and other Credit Parties hereby  acknowledges and agrees that as of November 13,

2002 the aggregate outstanding principal amount of the Revolving Loan is $58,746,898.45 and that such principal amount is payable pursuant to the DIP Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the DIP Credit Agreement (collectively, "Claims"), whether based in contract, tort, implied or express warranty,
 ------
strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Amendment Effective Date (as hereinafter defined), provided, that no Borrower nor any other Credit Party waives any Claim
          --------
solely to the extent such Claim relates to the Agent's or any Lender's gross negligence or willful misconduct.

               9.  Expenses.   Borrowers  hereby  reconfirm  their   obligations
                   --------
pursuant  to  Sections  1.9  and  11.3 of the DIP  Credit  Agreement  to pay and
              -------------       ----
reimburse Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

               10.  Effectiveness.  This Amendment shall become  effective as of
                    -------------
November 14, 2002 (the "Amendment Effective Date") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

                    (a)  Amendment.  Agent shall have  received six (6) original
                         ---------
copies of this Amendment duly executed and delivered by Agent, the Requisite Lenders and Borrowers.

                    (b) Payment of Expenses.  Borrowers shall have paid to Agent
                        -------------------
all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                    (c) Representations and Warranties.  The representations and
                        ------------------------------
warranties of or on behalf of the Borrowers in this Amendment shall be true and correct on and as of the Amendment Effective Date.

               11.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE GOVERNED  BY, AND
                    --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               12.  Counterparts.  This Amendment may be executed by the parties
                    ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                          BORROWERS


                          AGWAY, INC.
                          FEED COMMODITIES INTERNATIONAL LLC
                          BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
                          COUNTRY BEST-DEBERRY LLC
                          AGWAY ENERGY PRODUCTS LLC
                          AGWAY ENERGY SERVICES-PA, INC.
                          AGWAY ENERGY SERVICES, INC.
                          COUNTRY BEST ADAMS, LLC
                          AGWAY GENERAL AGENCY, INC.


                          By:        /s/ Karen J. Ohliger
                                    --------------------------------------------
                          Name:          Karen J. Ohliger
                                    --------------------------------------------
                          Title:         Treasurer
                                    --------------------------------------------

                          LENDERS

                          COBANK, ACB


                          By:       /s/ Kenneth E. Hide
                                    --------------------------------------------
                          Name:         Kenneth E. Hide
                                    --------------------------------------------
                          Title:        Vice-President
                                    --------------------------------------------


                          COOPERATIEVE CENTRALE
                          RAIFFEISEN-BOERENLEENBANK
                          B.A., "Rabobank Nederland" New York
                          Branch


                          By:
                                    --------------------------------------------
                          Name:
                                    --------------------------------------------
                          Title:
                                    --------------------------------------------


                          GMAC BUSINESS CREDIT, LLC


                          By:
                                    --------------------------------------------
                          Name:
                                    --------------------------------------------
                          Title:
                                    --------------------------------------------


                          GENERAL ELECTRIC CAPITAL
                          CORPORATION, as Agent and Lender


                          By:       /s/ James DeSantis
                                    --------------------------------------------
                          Name:         James DeSantis
                                    --------------------------------------------
                          Title:    Its Duty Authorized Signatory